SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


    Pursuant to Sections 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported) June 30, 2006
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                                       FNB United Corp.
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             (Exact Name of Registrant as Specified in its Charter)


            North Carolina             0-13823             56-1456589
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      (State or Other Jurisdiction   (Commission File    (IRS Employer
          of Incorporation)             Number)         Identification No.)


                101 Sunset Avenue, Asheboro, North Carolina 27203
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               (Address of Principal Executive Offices) (Zip Code)


       Registrant's Telephone Number, Including Area Code (336) 626-8300
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                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)
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Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting  material pursuant to Rule 14a-12 under the Exchange Act
    (17  CFR  240.14a-12)
[ ] Pre-commencement  communications  pursuant  to  Rule 14d-2(b)
    under the  Exchange  Act (17 CFR  240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

     Effective as of June 30, 2006, First National Bank and Trust Company ("First National"), a national banking association and wholly owned subsidiary of FNB United Corp., a North Carolina corporation and registered bank holding company (the "Registrant"), and R. Larry Campbell, Executive Vice President and a director of each of First National and the Registrant, entered into an amendment to the employment agreement dated as of April 10, 2000 between First National and Mr. Campbell. The purpose of the amendment is to cause the employment agreement to comply with the requirements of Section 409A of the Internal Revenue Code of 1986, as amended.

     The amendment described above is attached as Exhibit 10 to this report on Form 8-K and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

Exhibits:

10 First Amendment to Employment Agreement dated as of June 30, 2006, by and between First National Bank and Trust Company and R. Larry Campbell.

                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         FNB UNITED CORP.

Date: July 6, 2006                         By  /s/ Jerry A. Little
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                                               Jerry A. Little
                                               Secretary and Treasurer